Energy Total Return Fund

KYE Quarterly Report

February 28, 2017

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; commodity pricing risk; leverage risk; valuation risk; non-diversification risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Fund Overview

Kayne Anderson Energy Total Return Fund, Inc. is a non-diversified, closed-end fund. Our investment objective is to obtain a high total return with an emphasis on current income. We intend to achieve this objective by investing in a portfolio of companies in the Energy Sector, which focuses on securities of Energy Companies, with the majority of our investments in equity securities of Master Limited Partnerships, MLP Affiliates, Marine Transportation Companies, Midstream Companies, Other Energy Companies and upstream Income Trusts. Please see the Glossary of Key Terms for a description of these investment categories and for the meaning of capitalized terms not otherwise defined herein.

As of February 28, 2017, we had total assets of $685 million, net assets applicable to our common stockholders of $482 million (net asset value of $13.18 per share), and 36.6 million shares of common stock outstanding. As of February 28, 2017, we held $598 million in equity investments and $81 million in debt investments.

Our Top Ten Portfolio Investments

Listed below are our top ten portfolio investments by issuer as of February 28, 2017.

Holding	Category(1)	Amount ($ in millions)	Percent of Long-Term Investments
1. Enbridge Energy Management, L.L.C.	MLP Affiliate	$52.6	7.7%
2. Plains GP Holdings, L.P.	MLP	48.2	7.1
3. ONEOK, Inc.(2)	Midstream Company	47.4	7.0
4. Targa Resources Corp.	Midstream Company	37.3	5.5
5. The Williams Companies, Inc.	Midstream Company	31.0	4.6
6. Golar LNG Partners LP	Marine	30.5	4.5
7. KNOT Offshore Partners LP	Marine	25.5	3.8
8. Capital Product Partners L.P.	Marine	24.4	3.6
9. Energy Transfer Partners, L.P.(3)	MLP	23.5	3.5
10. Enbridge, Inc.	Midstream Company	21.5	3.2

		$341.9	50.5%

(1)	See Glossary of Key Terms for definitions.

(2)	On February 1, 2017, ONEOK, Inc. (“OKE”) and ONEOK Partners, L.P. (“OKS”) announced an agreement under which OKE will acquire all common units of OKS in a stock-for-unit transaction. On a combined basis, our ownership of OKE and OKS represents 7.9% of long-term investments as of February 28, 2017.

(3)	On April 26, 2017, Energy Transfer Partners, L.P. (“ETP”) and Sunoco Logistics Partners L.P. (“SXL”) voted to approve the previously announced unit-for-unit merger. The merger is expected to close on April 28, 2017. On a combined basis, our ownership of ETP and SXL represents 5.0% of long-term investments as of February 28, 2017.

Results of Operations — For the Three Months Ended February 28, 2017

Investment Income.    Investment income totaled $5.9 million for the quarter and consisted primarily of net dividends and distributions and interest income on our investments. We received $9.3 million of dividends and

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

distributions, of which $5.6 million was treated as a return of capital. Interest income was $2.2 million. We also received $1.7 million of paid-in-kind dividends during the quarter, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $4.4 million, including $2.1 million of investment management fees, $1.4 million of interest expense (including non-cash amortization of debt issuance costs of $0.1 million) and $0.3 million of other operating expenses. Preferred stock distributions during the quarter were $0.6 million.

Net Investment Income.    Our net investment income totaled $1.5 million.

Net Realized Gains.    We had net realized gains from long-term investments of $6.2 million, which included $0.1 million of gains from option activity.

Net Change in Unrealized Gains.    We had a net increase in unrealized gains of $7.3 million. The net increase consisted of unrealized gains from investments of $7.1 million and $0.2 million of net unrealized gains from option activity.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $15.0 million. This increase was comprised of net investment income of $1.5 million, net realized gains of $6.2 million and a net increase in unrealized gains of $7.3 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, generally funded by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment or structuring fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser (KAFA), (b) other expenses (mostly comprised of fees paid to other service providers) and (c) interest expense and preferred stock distributions.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended February 28, 2017
Distributions and Other Income from Investments
Dividends and Distributions(1)	$9.3
Paid-In-Kind Dividends(1)	1.7
Interest Income	2.3
Net Premiums Received from Call Options Written	0.3

Total Distributions and Other Income from Investments	13.6
Expenses
Investment Management Fee	(2.1)
Other Expenses	(0.3)
Interest Expense	(1.2)
Preferred Stock Distributions	(0.6)

Net Distributable Income (NDI)	$9.4

Weighted Shares Outstanding	36.6
NDI per Weighted Share Outstanding	$0.257

Adjusted NDI per Weighted Share Outstanding(2)(3)	$0.264

Distributions paid per Common Share(4)	$0.250

(1)	See Note 2 (Investment Income) to the Financial Statements for additional information regarding paid-in-kind and non-cash dividends and distributions.

(2)	Adjusted NDI includes $0.1 million of consideration received in the MarkWest Energy Partners, L.P. and MPLX LP merger that was intended to offset lower quarterly distributions as a result of the transaction. Because the acquiring entity has deemed part of the merger consideration to be compensation to help offset the lower quarterly distribution that unitholders of the acquired entity would receive after closing, we believe it to be appropriate to include this amount in Adjusted NDI. This merger consideration is not included in investment income for GAAP purposes, but rather is treated as additional consideration when calculating the realized or unrealized gain (loss) that results from the merger transaction.
(3)	Adjusted NDI includes distributions from Macquarie Infrastructure Corporation and SemGroup Corporation attributable to the first quarter of fiscal 2017 ($0.2 million in aggregate). Both company’s distributions had ex-dividend dates in early March 2017 (after our quarter end).

(4)	The distribution of $0.25 per share for the first quarter of fiscal 2017 was paid on April 21, 2017.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. Because our quarterly distributions are funded primarily by NDI generated from our portfolio investments, the Board of Directors, in determining our quarterly distribution to common stockholders, gives a significant amount of consideration to the NDI and Adjusted NDI generated in the current quarter, as well as the NDI that our portfolio is expected to generate over the next twelve months. The Board of Directors also considers other factors, including but not limited to, realized and unrealized gains generated by the portfolio.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

GAAP recognizes distributions received from MLPs that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•

NDI includes the value of paid-in-kind dividends, and distributions, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

Certain of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we received from selling call options, less (i) the amount that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts or the amortization of termination payments on interest rate swap contracts entered into in anticipation of an offering of unsecured notes (“Notes”) or mandatory redeemable preferred stock (“MRP Shares”). The termination payments on interest rate swap contracts are amortized over the term of the Notes or MRP Shares issued. For GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Liquidity and Capital Resources

At February 28, 2017, we had total leverage outstanding of $192 million, which represented 28% of total assets. Total leverage was comprised of $115 million of Notes, $27 million outstanding under our unsecured revolving term loan (the “Term Loan”) and $50 million of MRP Shares. As of February 28, 2017, we did not have any borrowings under our unsecured revolving credit facility (the “Credit Facility”), and we had $1 million of cash and cash equivalents. As of April 21, 2017, we had no borrowings outstanding under our Credit Facility, $36 million borrowed under our Term Loan, and we had $5 million of cash and cash equivalents.

Our Credit Facility has a two-year term maturing on February 28, 2018 and a total commitment amount of $75 million. The interest rate on outstanding loan balances may vary between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on our asset coverage ratios. We pay a fee of 0.30% per annum on any unused amounts of the Credit Facility.

Our Term Loan has a total commitment of $50 million. The initial term of the Term Loan extends through June 13, 2017, at which time we have the option to convert any borrowings outstanding at the time into a one-year term loan. We expect to exercise the option to convert all or a portion of borrowings outstanding into the term loan. The interest rate on outstanding loan balances may vary between LIBOR plus 1.30% and LIBOR plus 1.75%, depending on our asset coverage ratios. We pay a commitment fee equal to a rate of 0.25% per annum on any unused amounts of the Term Loan.

At February 28, 2017, we had $115 million of Notes outstanding that mature between 2018 and 2025, and we had $50 million of MRP Shares outstanding that are subject to mandatory redemption in 2018 and 2021.

At February 28, 2017, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 475% for debt and 351% for total leverage (debt plus preferred stock). Our target asset coverage ratio with respect to our debt is 430%. At times we may be above or below this target depending upon market conditions as well as certain other factors, including our target total leverage asset coverage ratio of 320% and the basic maintenance amount as stated in our rating agency guidelines.

As of February 28, 2017, our total leverage consisted of both fixed rate (86%) and floating rate (14%) obligations. As of such date, the weighted average interest/dividend rate on our total leverage was 3.72%.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2017

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 141.0%
Equity Investments(1) — 124.1%
United States — 117.5%
MLP(2) — 44.3%
Arc Logistics Partners LP	371	$5,554
Buckeye Partners, L.P.	159	10,987
Crestwood Equity Partners LP	112	2,893
DCP Midstream, LP	394	15,436
Dominion Midstream Partners, LP	36	1,128
Energy Transfer Partners, L.P.(3)	621	23,484
EnLink Midstream Partners, LP	291	5,438
Enterprise Products Partners L.P.(4)	541	15,154
EQT Midstream Partners, LP	43	3,389
Global Partners LP	224	4,416
Magellan Midstream Partners, L.P.	35	2,690
MPLX LP	308	11,477
NGL Energy Partners LP	175	3,876
Noble Midstream Partners LP	46	2,240
NuStar Energy L.P.	56	2,946
ONEOK Partners, L.P.(5)(6)	117	6,118
PBF Logistics LP	213	4,416
Phillips 66 Partners LP	21	1,187
Plains GP Holdings, L.P.(5)(7)	1,467	48,213
Spectra Energy Partners, LP	61	2,738
Summit Midstream Partners, LP	112	2,669
Sunoco Logistics Partners L.P.(3)	421	10,669
TC PipeLines, LP	39	2,375
Tesoro Logistics LP	124	6,960
USA Compression Partners, LP	100	1,777
Western Gas Partners, LP(8)	195	12,114
Williams Partners L.P.	74	2,982

		213,326

Midstream Company — 33.5%
EnLink Midstream, LLC(9)	124	2,379
Kinder Morgan, Inc.	414	8,819
ONEOK, Inc.(5)(6)(8)	877	47,405
SemGroup Corporation	197	6,940
Tallgrass Energy GP, LP(9)	629	17,872
Targa Resources Corp.(8)	659	37,256
The Williams Companies, Inc.	1,092	30,956
VTTI Energy Partners LP(9)	550	10,060

		161,687

Marine — 26.4%
Capital Product Partners L.P. — Class B Units(9)(10)(11)(12)	3,333	24,367
Dynagas LNG Partners LP(9)	806	13,159
GasLog Partners LP(9)	853	20,293
Golar LNG Partners LP(9)	1,353	30,507

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2017

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Marine (continued)
Höegh LNG Partners LP(9)	696	$13,437
KNOT Offshore Partners LP(9)	1,158	25,527

		127,290

MLP Affiliate — 10.9%
Enbridge Energy Management, L.L.C.(7)(13)	3,023	52,604

Other Energy Company — 2.4%
Anadarko Petroleum Corporation — 7.50% Tangible Equity Units(14)	147	6,413
Macquarie Infrastructure Corporation	64	4,909

		11,322

Total United States (Cost — $493,687)		566,229

Canada — 6.6%
Midstream Company — 6.6%
Enbridge, Inc.	513	21,481
TransCanada Corporation	220	10,136

Total Canada (Cost — $26,266)		31,617

Total Equity Investments (Cost — $519,953)		597,846

	Interest Rate	Maturity Date	Principal Amount	Value
Debt Instruments — 16.9%
United States — 13.6%
Upstream — 12.0%
California Resources Corporation(5)(11)	8.000%	12/15/22	$16,575	$14,234
Chief Oil & Gas LLC(11)	(15)	8/8/21	9,708	9,562
Eclipse Resources Corporation	8.875	7/15/23	13,000	13,488
Gavilan Resources, LLC(11)	(16)	2/23/24	3,250	3,250
Great Western Petroleum, LLC(11)	9.000	9/30/21	4,400	4,664
Jonah Energy LLC(11)	(17)	5/12/21	7,403	7,236
Jones Energy Holdings, LLC	9.250	3/15/23	5,000	5,125
Pardus Oil & Gas, LLC(10)(11)	(18)	5/31/22	52	35

				57,594

Marine — 1.6%
Teekay Offshore Partners L.P.	6.000	7/30/19	8,713	7,885

Total United States (Cost — $59,981)				65,479

Canada — 3.3%
Upstream — 3.3%
Athabasca Oil Corporation(11)	9.875	2/24/22	5,000	4,975
Jupiter Resources Inc.(11)	8.500	10/1/22	12,750	11,029

Total Canada (Cost — $14,519)				16,004

Total Debt Investments (Cost — $74,500)				81,483

Total Long-Term Investments (Cost — $594,453)				679,329

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2017

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	Strike Price	Expiration Date	No. of Contracts	Value
Liabilities
Call Option Contracts Written(19)
Midstream Company
ONEOK, Inc.	$55.00	3/17/17	400	$(42)
ONEOK, Inc.	57.50	3/17/17	400	(18)
Targa Resources Corp.	62.50	3/17/17	600	(6)

				(66)

MLP
Western Gas Partners, LP	70.00	3/17/17	400	(9)

Total Call Option Contracts Written (Premium Received — $155)				(75)

Debt				(142,000)
Mandatory Redeemable Preferred Stock at Liquidation Value				(50,000)
Other Liabilities in Excess of Other Assets				(5,393)

Net Assets Applicable To Common Stockholders				$481,861

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Unless otherwise noted, securities are treated as a publicly-traded partnership for regulated investment company (“RIC”) qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly-traded partnerships. The Fund had 24.1% of its total assets invested in publicly-traded partnerships at February 28, 2017. It is the Fund’s intention to be treated as a RIC for tax purposes.

(3)	On April 26, 2017, Energy Transfer Partners, L.P. and Sunoco Logistics Partners L.P. voted to approve the previously announced unit-for-unit merger. The merger is expected to close on April 28, 2017.

(4)	In lieu of cash distributions, the Fund has elected to receive distributions in additional units through the partnership’s dividend reinvestment program.

(5)	The Fund believes that it is an affiliate of Plains GP Holdings, L.P. (“PAGP”). The Fund does not believe that it is an affiliate of ONEOK Partners, L.P. (“OKS”), ONEOK, Inc. (“OKE”) or California Resources Corporation. See Note 5 — Agreements and Affiliations.

(6)	On February 1, 2017, OKE and OKS announced an agreement under which OKE will acquire all common units of OKS in a stock-for-unit transaction.

(7)	Security is not treated as a publicly-traded partnership for RIC qualification purposes.

(8)	Security or a portion thereof is segregated as collateral on option contracts written.

(9)	This company is structured like an MLP, but is not treated as a publicly-traded partnership for RIC qualification purposes.

(10)	Fair valued security. See Notes 2 and 3 in Notes to Financial Statements.

(11)	The Fund’s ability to sell this security is subject to certain legal or contractual restrictions. As of February 28, 2017, the aggregate value of restricted securities held by the Fund was $79,352 (11.6% of total assets). See Note 7 — Restricted Securities.

(12)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions (liquidation preference of $9.00 per unit). The Class B Units pay quarterly cash distributions and are convertible at any time at the option of the holder. The Class B Units paid a distribution of $0.21375 per unit for the first quarter.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2017

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

(13)	Dividends are paid-in-kind.

(14)	Security is comprised of a prepaid equity purchase contract and a senior amortizing note. Unless settled earlier, each prepaid equity purchase contract will settle on June 7, 2018 for between 0.7159 and 0.8591 Western Gas Equity Partners, LP (“WGP”) common units (subject to Anadarko Petroleum Corporation’s (“APC”) right to deliver APC common stock in lieu of WGP common units). The Fund receives a quarterly payment of 7.50% per annum on the $50 per unit stated amount of the security.

(15)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 650 basis points with a 1.00% LIBOR floor (7.75% as of February 28, 2017).

(16)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 600 basis points with a 1.00% LIBOR floor (7.00% as of February 28, 2017).

(17)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 650 basis points with a 1.00% LIBOR floor (7.50% as of February 28, 2017).

(18)	Interest is paid-in-kind at a fixed rate per annum equal to 5.00%.

(19)	Security is non-income producing.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 28, 2017

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $528,037)	$631,116
Affiliated (Cost — $66,416)	48,213

Total investments (Cost — $594,453)	679,329
Cash	1,033
Deposits with brokers	220
Receivable for securities sold	605
Interest, dividends and distributions receivable	2,407
Deferred credit facility and term loan offering costs and other assets	942

Total Assets	684,536

LIABILITIES
Payable for securities purchased	9,727
Investment management fee payable	650
Call option contracts written (Premiums received — $155)	75
Accrued directors’ fees and expenses	38
Accrued expenses and other liabilities	1,111
Term loan	27,000
Notes	115,000
Unamortized notes issuance costs	(552)
Mandatory redeemable preferred stock, $25.00 liquidation value per share (2,000,000 shares issued and outstanding)	50,000
Unamortized mandatory redeemable preferred stock issuance costs	(374)

Total Liabilities	202,675

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$481,861

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (36,558,050 shares issued and outstanding and 198,000,000 shares authorized)	$37
Paid-in capital	541,576
Accumulated net investment income less distributions not treated as tax return of capital	(23,033)
Accumulated net realized losses less distributions not treated as tax return of capital	(121,672)
Net unrealized gains	84,953

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$481,861

NET ASSET VALUE PER COMMON SHARE	$13.18

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED FEBRUARY 28, 2017

(amounts in 000’s)

(UNAUDITED)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$8,645
Affiliated investments	691

Total dividends and distributions (after foreign taxes withheld of $10)	9,336
Return of capital	(5,592)

Net dividends and distributions	3,744
Interest and other income	2,177

Total Investment Income	5,921

Expenses
Investment management fees	2,087
Professional fees	97
Administration fees	71
Reports to stockholders	46
Directors’ fees and expenses	41
Insurance	9
Custodian fees	16
Other expenses	60

Total Expenses — before interest expense and preferred distributions	2,427
Interest expense including amortization of offering costs	1,366
Distributions on mandatory redeemable preferred stock including amortization of offering costs	584

Total Expenses	4,377

Net Investment Income	1,544

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	6,146
Foreign currency transactions	(19)
Options	87

Net Realized Gains	6,214

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	8,903
Investments — affiliated	(1,794)
Foreign currency translations	8
Options	202

Net Change in Unrealized Gains	7,319

Net Realized and Unrealized Gains	13,533

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$15,077

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Three Months Ended February 28, 2017 (Unaudited)		For the Fiscal Year Ended November 30, 2016
OPERATIONS
Net investment income (loss)(1)	$1,544		$(1,970)
Net realized gains (losses)	6,214		(44,722)
Net change in unrealized gains	7,319		81,107

Net Increase in Net Assets Resulting from Operations	15,077		34,415

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(9,140	)(2)	(23,346	)(3)
Distributions — net long-term capital gains	—	(2)	—	(3)
Distributions — return of capital	—	(2)	(16,025	)(3)

Dividends and Distributions to Common Stockholders	(9,140)		(39,371)

CAPITAL STOCK TRANSACTIONS
Issuance of 219,508 shares of common stock	—		1,771	(4)
Issuance of 263,054 shares of common stock from reinvestment of dividends and distributions	—		1,822

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	—		3,593

Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	5,937		(1,363)

NET ASSETS ATTRIBUTABLE TO COMMON STOCKHOLDERS
Beginning of period	475,924		477,287

End of period	$481,861		$475,924

(1)	Distributions on the Fund’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies. Distributions in the amount of $553 paid to holders of MRP Shares during the three months ended February 28, 2017 are characterized as dividend income (a portion of which may be eligible to be treated as qualified dividend income) until after the end of the fiscal year when the Fund can determine its earnings and profits for the full fiscal year, which include gains and losses on the sale of securities for the remainder of the fiscal year. The final tax character may differ substantially from this preliminary information. Distributions in the amount of $4,584 paid to holders of MRP Shares for the fiscal year ended November 30, 2016 were characterized as dividends. A portion of the distributions characterized as dividends for the fiscal year ended November 30, 2016 was eligible to be treated as qualified dividend income. This characterization is based on the Fund’s earnings and profits.

(2)	Distributions paid to common stockholders for the three months ended February 28, 2017 are characterized as dividend income (a portion of which may be eligible to be treated as qualified dividend income) until

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

after the end of the fiscal year when the Fund can determine its earnings and profits for the full fiscal year, which include gains and losses on the sale of securities for the remainder of the fiscal year. The final tax character may differ substantially from this preliminary information.

(3)	Distributions paid to common stockholders for the fiscal year ended November 30, 2016 were characterized as either dividends (a portion of which may be eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital). This characterization is based on the Fund’s earnings and profits.

(4)	On December 17, 2015, the Fund’s investment advisor, KA Fund Advisors, LLC, purchased $1,771 of newly issued shares funded in part with the after-tax management fees received during the fourth quarter of fiscal 2015.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF CASH FLOWS

FOR THE THREE MONTHS ENDED FEBRUARY 28, 2017

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$15,077
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	5,592
Net realized gains (excluding foreign currency transactions)	(6,233)
Net change in unrealized gains (excluding foreign currency translations)	(7,311)
Accretion of bond discounts, net	(373)
Purchase of long-term investments	(61,740)
Proceeds from sale of long-term investments	52,950
Decrease in deposits with brokers	27
Decrease in receivable for securities sold	414
Decrease in interest, dividends and distributions receivable	130
Amortization of deferred debt offering costs	119
Amortization of mandatory redeemable preferred stock offering costs	31
Decrease in other assets	17
Increase in payable for securities purchased	9,727
Decrease in investment management fee payable	(20)
Increase in premiums received on call option contracts written	51
Decrease in accrued expenses and other liabilities	(1,068)

Net Cash Provided by Operating Activities	7,390

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in borrowings under term loan	2,000
Cash distributions paid to common stockholders	(9,140)

Net Cash Used in Financing Activities	(7,140)

NET INCREASE IN CASH	250
CASH — BEGINNING OF PERIOD	783

CASH — END OF PERIOD	$1,033

Supplemental disclosure of cash flow information:

During the three months ended February 28, 2017, interest paid related to debt obligations was $2,279, and there were no income taxes paid.

During the three months ended February 28, 2017, the Fund received $1,936 of paid-in-kind and non-cash dividends and distributions. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Three Months Ended February 28, 2017 (Unaudited)		For the Fiscal Year Ended November 30,
			2016	2015

Per Share of Common Stock(1)
Net asset value, beginning of period	$13.02		$13.23	$29.17
Net investment income (loss)(2)	0.04		(0.05)	0.30
Net realized and unrealized gains (losses)	0.37		0.93	(14.30)

Total income (loss) from operations	0.41		0.88	(14.00)

Dividends and distributions — auction rate preferred(2)(3)	—		—	—

Common dividends — dividend income(3)	(0.25)		(0.64)	—
Common distributions — long-term capital gains(3)	—		—	—
Common distributions — return of capital(3)	—		(0.44)	(1.94)

Total dividends and distributions — common	(0.25)		(1.08)	(1.94)

Effect of common stock repurchased	—		—	—
Effect of issuance of common and preferred stock	—		—	—
Gain on 765 shares of Series B Preferred Stock redeemed at a discount to liquidation value	—		—	—
Effect of shares issued in reinvestment of distributions	—		(0.01)	—

Total capital stock transactions	—		(0.01)	—

Net asset value, end of period	$13.18		$13.02	$13.23

Market value per share of common stock, end of period	$12.78		$11.52	$12.43

Total investment return based on common stock market value(4)	13.2	%(5)	5.2%	(54.7)%
Total investment return based on net asset value(6)	3.3	%(5)	11.8%	(50.2)%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$481,861		$475,924	$477,287
Ratio of expenses to average net assets
Management fees	1.8%		1.9%	1.9%
Other expenses	0.3		0.3	0.2

Subtotal	2.1		2.2	2.1
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.6		3.8	2.1
Management fee waivers	—		—	—

Total expenses	3.7%		6.0%	4.2%

Ratio of net investment income (loss) to average net assets(2)	1.3%		(0.5)%	1.3%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	3.1	%(5)	8.8%	(61.8)%
Portfolio turnover rate	7.8	%(5)	43.7%	50.0%
Average net assets	$483,389		$393,071	$817,534
Notes outstanding, end of period(8)	$115,000		$115,000	$230,000
Credit facility outstanding, end of period(8)	$—		$—	$—
Term loan outstanding, end of period(8)	$27,000		$25,000	$—
Auction rate preferred stock, end of period(8)	$—		$—	$—
Mandatory redeemable preferred stock, end of period(8)	$50,000		$50,000	$120,000
Average shares of common stock outstanding	36,558,050		36,490,584	36,066,280
Asset coverage of total debt(9)	474.6%		475.7%	359.7%
Asset coverage of total leverage (debt and preferred stock)(10)	351.0%		350.5%	236.4%
Average amount of borrowings per share of common stock during the period	$4.01		$3.57	$8.10

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2014	2013	2012	2011

Per Share of Common Stock(1)
Net asset value, beginning of period	$28.91	$25.43	$25.25	$26.53
Net investment income (loss)(2)	0.14	(0.28)	(0.04)	(0.08)
Net realized and unrealized gains (losses)	2.06	5.68	2.14	0.71

Total income (loss) from operations	2.20	5.40	2.10	0.63

Dividends and distributions — auction rate preferred(2)(3)	—	—	—	—

Common dividends — dividend income(3)	(1.60)	(0.05)	(0.71)	—
Common distributions — long-term capital gains(3)	(0.33)	(1.23)	—	(1.92)
Common distributions — return of capital(3)	—	(0.64)	(1.21)	—

Total dividends and distributions — common	(1.93)	(1.92)	(1.92)	(1.92)

Effect of common stock repurchased	0.01	—	—	—
Effect of issuance of common and preferred stock	—	0.01	—	—
Gain on 765 shares of Series B Preferred Stock redeemed at a discount to liquidation value	—	—	—	—
Effect of shares issued in reinvestment of distributions	(0.02)	(0.01)	—	0.01

Total capital stock transactions	(0.01)	—	—	0.01

Net asset value, end of period	$29.17	$28.91	$25.43	$25.25

Market value per share of common stock, end of period	$30.10	$27.99	$25.02	$23.82

Total investment return based on common stock market value(4)	15.3%	20.2%	13.0%	(9.7)%
Total investment return based on net asset value(6)	8.1%	22.1%	8.4%	2.3%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$1,050,352	$1,038,876	$901,787	$883,967
Ratio of expenses to average net assets
Management fees	1.8%	1.8%	1.8%	1.8%
Other expenses	0.1	0.2	0.2	0.2

Subtotal	1.9	2.0	2.0	2.0
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.7	2.1	2.4	2.3
Management fee waivers	—	—	—	—

Total expenses	3.6%	4.1%	4.4%	4.3%

Ratio of net investment income (loss) to average net assets(2)	0.4%	(1.0)%	(0.2)%	(0.3)%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	7.1%	19.5%	7.8%	2.3%
Portfolio turnover rate	37.7%	46.0%	57.2%	57.6%
Average net assets	$1,129,602	$987,463	$934,388	$940,587
Notes outstanding, end of period(8)	$345,000	$275,000	$273,000	$301,000
Credit facility outstanding, end of period(8)	$—	$70,000	$40,000	$—
Term loan outstanding, end of period(8)	$28,000	$—	$—	$—
Auction rate preferred stock, end of period(8)	$—	$—	$—	$—
Mandatory redeemable preferred stock, end of period(8)	$120,000	$120,000	$120,000	$120,000
Average shares of common stock outstanding	36,004,074	35,708,710	35,222,412	34,742,802
Asset coverage of total debt(9)	413.8%	435.9%	426.4%	433.5%
Asset coverage of total leverage (debt and preferred stock)(10)	313.1%	323.4%	308.3%	310.0%
Average amount of borrowings per share of common stock during the period	$10.16	$9.04	$8.70	$8.92

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2010	2009	2008		2007

Per Share of Common Stock(1)
Net asset value, beginning of period	$20.04	$13.43	$29.01		$25.44
Net investment income (loss)(2)	0.16	0.31	0.88		1.09
Net realized and unrealized gains (losses)	8.24	8.26	(14.09)		4.82

Total income (loss) from operations	8.40	8.57	(13.21)		5.91

Dividends and distributions — auction rate preferred(2)(3)	—	—	(0.34)		(0.50)

Common dividends — dividend income(3)	(1.92)	(0.62)	(0.38)		(1.36)
Common distributions — long-term capital gains(3)	—	—	—		(0.48)
Common distributions — return of capital(3)	—	(1.34)	(1.68)		—

Total dividends and distributions — common	(1.92)	(1.96)	(2.06)		(1.84)

Effect of common stock repurchased	—	—	—		—
Effect of issuance of common and preferred stock	—	—	—		—
Gain on 765 shares of Series B Preferred Stock redeemed at a discount to liquidation value	—	—	0.03		—
Effect of shares issued in reinvestment of distributions	0.01	—	—		—

Total capital stock transactions	0.01	—	0.03		—

Net asset value, end of period	$26.53	$20.04	$13.43		$29.01

Market value per share of common stock, end of period	$28.34	$22.28	$10.53		$25.79

Total investment return based on common stock market value(4)	37.9%	139.9%	(55.2)%		10.2%
Total investment return based on net asset value(6)	43.6%	69.2%	(49.2)%		21.8%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$915,064	$677,678	$437,946		$934,434
Ratio of expenses to average net assets
Management fees	1.7%	1.7%	1.6%		1.7%
Other expenses	0.3	0.3	0.3		0.3

Subtotal	2.0	2.0	1.9		2.0
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.3	2.6	0.7		0.2
Management fee waivers	—	—	—		(0.1)

Total expenses	4.3%	4.6%	2.6%		2.1%

Ratio of net investment income (loss) to average net assets(2)	0.7%	2.0%	3.1%		3.8%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	37.2%	55.8%	(47.7)%		19.1%
Portfolio turnover rate	62.0%	88.8%	65.0%		52.1%
Average net assets	$771,297	$512,647	$915,456		$906,692
Notes outstanding, end of period(8)	$250,000	$165,000	$225,000		$—
Credit facility outstanding, end of period(8)	$67,000	$47,000	$—		$41,000
Term loan outstanding, end of period(8)	$—	$—	$—		$—
Auction rate preferred stock, end of period(8)	$—	$—	$—		$300,000
Mandatory redeemable preferred stock, end of period(8)	$90,000	$—	$—		$—
Average shares of common stock outstanding	34,177,249	33,272,958	32,258,146		32,036,996
Asset coverage of total debt(9)	417.1%	419.7%	294.6	%(11)	—
Asset coverage of total leverage (debt and preferred stock)(10)	324.8%	419.7%	294.6	%(11)	374.0%
Average amount of borrowings per share of common stock during the period	$7.71	$5.18	$3.53		$0.53

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Fund’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)	The actual characterization of the distributions made during the three months ended February 28, 2017 will not be determinable until after the end of the fiscal year when the Fund can determine its actual earnings and profits for the full fiscal year (which include gains and losses on the sale of securities for the remainder of the fiscal year) and may differ substantially from this preliminary information. The information presented for each of the other periods is a characterization of the total distributions paid to the preferred stockholders and common stockholders as either dividend income (a portion was eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital) and is based on the Fund’s earnings and profits.

(4)	Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(5)	Not annualized.

(6)	Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(7)	Unless otherwise noted, ratios are annualized.

(8)	Principal / liquidation value.

(9)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value) or any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(10)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares (liquidation value). Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Fund, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these asset coverage ratio tests, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(11)	At November 30, 2008, the Fund’s asset coverage ratio on total debt pursuant to the 1940 Act was less than 300%. However, on December 2, 2008, the Fund entered into an agreement to repurchase $60,000 of its Notes, which closed on December 5, 2008. Upon the closing of the repurchase of the Notes, the Fund was in compliance with the 1940 Act and with its covenants under the Notes agreements.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1.	Organization

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) was organized as a Maryland corporation on March 31, 2005 and commenced operations on June 28, 2005. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end investment company. The Fund’s investment objective is to obtain a high total return with an emphasis on current income. The Fund intends to achieve this investment objective by investing in a portfolio of companies in the Energy Sector. The majority of the Fund’s investments include investments in equity securities of Master Limited Partnerships, MLP Affiliates, Marine Transportation Companies, Midstream Companies, Other Energy Companies and upstream Income Trusts. The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYE.”

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies that the Fund uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Reclassifications — Certain prior year amounts in the accompanying financial statements have been reclassified to conform to the current year’s presentation.

C. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

D. Calculation of Net Asset Value — The Fund determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any borrowings) and the liquidation value of any outstanding preferred stock by the total number of common shares outstanding.

E. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service or, if such prices are not available or in the judgment of KA Fund Advisors, LLC (“KAFA”) such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

judgment of KAFA, fair market value will be determined using the Fund’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Fund holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, shall each be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

As of February 28, 2017, the Fund held 5.1% of its net assets applicable to common stockholders (3.6% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors. The aggregate fair value of these securities at February 28, 2017 was $24,402. See Note 3 — Fair Value and Note 7 — Restricted Securities.

F. Derivative Financial Instruments — The Fund may utilize derivative financial instruments in its operations.

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, the Fund is assessing the anticipated impact of these regulatory developments and will adopt these when they become effective.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Interest rate swap contracts.    The Fund may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Fund’s leverage. Such interest rate swaps would principally be used to protect the Fund against higher costs on its leverage resulting from increases in interest rates. The Fund does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Fund uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Fund is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Fund may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Fund would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchased call option. The Fund may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Fund.

The Fund may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Fund writes a call option on a security, the Fund has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls).

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

G. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. For tax purposes, the Fund utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

H. Return of Capital Estimates — Dividends and distributions received from the Fund’s investments are comprised of income and return of capital. Payments made by MLPs (and other entities treated as partnerships for federal income tax purposes) are categorized as “distributions” and payments made by corporations are

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

categorized as “dividends.” At the time such dividends and distributions are received, the Fund estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Fund estimates that 90% of distributions received from its MLP investments were return of capital distributions. This estimate is adjusted to actual in the subsequent fiscal year when tax reporting information related to the Fund’s MLP investments is received. Such estimates for MLPs and other investments are based on historical information available from each investment and other industry sources.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the distributions received by the Fund exceed its cost basis (i.e. its cost basis has been reduced to zero), the distributions are treated as realized gains.

The Fund includes all distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis, if any. For the three months ended February 28, 2017, the Fund estimated $5,592 of return of capital and there were no distributions in excess of cost basis.

In accordance with GAAP, the return of capital cost basis reductions for the Fund’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Fund’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments.

The following table sets forth the Fund’s estimated total return of capital portion of the distributions received from its investments.

For the Three Months Ended February 28, 2017
Dividends from investments	$6,014
Distributions from investments	3,332

Total dividends and distributions from investments (before foreign taxes withheld of $10)	$9,346

Dividends — % return of capital	43%
Distributions — % return of capital	90%
Total dividends and distributions — % return of capital	60%
Return of capital — attributable to net realized gains (losses)	$216
Return of capital — attributable to net change in unrealized gains (losses)	5,376

Total return of capital	$5,592

I. Investment Income — The Fund records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Fund will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Many of the debt securities that the Fund holds were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Fund’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Fund discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Fund may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash dividends and distributions are reflected in investment income because the Fund has the option to receive its dividend in cash or in additional shares and units of the security. During the three months ended February 28, 2017, the Fund received $1,718 of paid-in-kind dividends from its investment in Enbridge Energy Management, L.L.C. and $218 of non-cash distributions from its investment in Enterprise Products Partners L.P.

J. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards Codification (ASC 480), the Fund includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Fund’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock as either dividend income (eligible to be treated as qualified dividend income) or distributions (long term capital gains or return of capital) is determined after the end of the fiscal year based on the Fund’s actual earnings and profits and, therefore, the characterization may differ from preliminary estimates.

K. Partnership Accounting Policy — The Fund records its pro-rata share of the income (loss), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

L. Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund meets certain requirements that govern its sources of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax.

The Fund must pay distributions equal to 90% of its investment company taxable income (ordinary income and short-term capital gains) to qualify as a RIC and it must distribute all of its taxable income (ordinary income, short-term capital gains and long-term capital gains) to avoid federal income taxes. The Fund will be subject to federal income tax on any undistributed portion of income. For purposes of the distribution test, the Fund may elect to treat as paid on the last day of its taxable year all or part of any distributions that are declared after the end of its taxable year if such distributions are declared before the due date of its tax return, including any extensions (August 15th). See Note 6 — Taxes.

All RICs are subject to a non-deductible 4% excise tax on income that is not distributed on a timely basis in accordance with the calendar year distribution requirements. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its net capital gains for the one-year period ending on November 30, the last day of our taxable year, and (iii) undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December, payable to stockholders of record on a date during such months and paid by the Fund during January of the following year. Any such distributions paid during January of the

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

following year will be deemed to be received by stockholders on December 31 of the year the distributions are declared, rather than when the distributions are actually received.

The Fund will be liable for the excise tax on the amount by which it does not meet the distribution requirement and will accrue an excise tax liability at the time that the liability is estimable and probable.

Dividend income received by the Fund from sources within Canada is subject to a 15% foreign withholding tax. Interest income on Canadian corporate debt obligations should generally be exempt from withholding tax on interest, with a few exceptions (e.g., a profit participating debt interest).

The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized.

The Fund utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2012 remain open and subject to examination by the federal and state tax authorities.

M. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

N. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

O. Offering and Debt Issuance Costs — Offering costs incurred by the Fund related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Fund related to the issuance of its debt (revolving credit facility, term loan or notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

In April 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-03 “Interest — Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Costs”. ASU No. 2015-03 requires that all costs incurred to issue debt be presented in the balance sheet as a direct deduction from the carrying value of the debt. In August 2015, the FASB issued ASU No. 2015-15 “Interest — Imputation of Interest (Subtopic 835-30), Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements”. ASU No. 2015-15 states that the SEC staff will not object to an entity presenting the cost of securing a revolving line of credit as an asset, regardless of whether a balance is outstanding. In the first quarter of fiscal 2017, the Fund adopted ASU No. 2015-03 and ASU No. 2015-15 and has classified the costs incurred to issue Notes and MRP Shares as a deduction from the carrying value of Notes and MRP Shares on the Statement of Assets and Liabilities. Previously, these issuance costs were capitalized as an asset on the Statement of Assets and Liabilities. Additionally, the Fund has updated its disclosure in Notes 11 and 12 related to the unamortized Note and MRP Share issuance costs. For the purpose of calculating the Fund’s asset coverage ratios pursuant to the 1940 Act, deferred issuance costs are not deducted from the carrying value of Notes and MRP Shares. There was no financial reporting impact to information presented for prior periods as a result of this accounting standard update.

3.	Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Fund obtains from independent, third-party sources. Unobservable inputs are developed by the Fund based on its own assumptions of how market participants would value an asset or a liability.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Fund has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table presents the Fund’s assets and liabilities measured at fair value on a recurring basis at February 28, 2017, and the Fund presents these assets and liabilities by security type and description on its Schedule of Investments. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$597,846	$573,479	$—	$24,367
Debt investments	81,483	—	81,448	35

Total assets at fair value	$679,329	$573,479	$81,448	$24,402

Liabilities at Fair Value
Call option contracts written	$75	$—	$75	$—

For the three months ended February 28, 2017, there were no transfers between Level 1 and Level 2.

As of February 28, 2017, the Fund had Notes outstanding with aggregate principal amount of $115,000 and 2,000,000 shares of MRP Shares outstanding with a total liquidation value of $50,000. The Notes and MRP Shares were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. See Note 11 — Notes and Note 12 — Preferred Stock. As a result, the Fund categorizes the Notes and MRP Shares as Level 3 securities and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Fund records the Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of February 28, 2017, the estimated fair values of these leverage instruments are as follows.

Security	Principal Amount / Liquidation Value	Fair Value
Notes	$115,000	$116,600
MRP Shares	$50,000	$50,200

The following table presents the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three months ended February 28, 2017 .

	Equity	Debt	Total
Balance — November 30, 2016	$23,067	$34	$23,101
Purchases	—	—	—
Transfers in from Level 2	—	—	—
Transfers out to Level 1 and 2	—	—	—
Realized gains (losses)	—	—	—
Unrealized gains (losses), net	1,300	1	1,301

Balance — February 28, 2017	$24,367	$35	$24,402

The $1,301 of unrealized gains relate to investments that were still held at February 28, 2017, and the Fund includes these unrealized gains (losses) on the Statement of Operations — Net Change in Unrealized Gains (Losses).

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Fund values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. The discount is initially equal to the discount negotiated at the time the Fund agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Fund owns Class B Units of Capital Product Partners L.P. (“CPLP”) that were issued in a private placement. The Class B Units are convertible on a one-for-one basis into common units and are senior to CPLP’s common units in terms of liquidation preference and priority of distributions. The Fund’s Board of Directors has determined that it is appropriate to value the Class B Units using a convertible pricing model. This model takes into account the attributes of the Class B Units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Fund estimates (i) the credit spread for CPLP’s Class B Units, which is based on credit spreads for comparable companies and (ii) the expected volatility for CPLP’s common units, which is based on CPLP’s historical volatility. The Fund applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using pricing models. If this resulting price per Class B Unit is less than the public market price for CPLP’s common units at such time, the public market price for CPLP’s common unit will be used for the Class B Units.

To estimate the value of its investment in the Pardus Oil & Gas LLC (“Pardus”), formerly known as Energy & Exploration Partners, Inc., Second Lien Term Loan, the Fund calculates an average yield to worst for comparable companies with second lien debt. Using the average yield, the Fund calculates an approximate value for the Pardus Second Lien Term Loan. Given the small size and limited liquidity of the issuance, the Fund selected a further discount to apply to the calculated value in determining the fair value of the Pardus Second Lien Term Loan. The Fund believes this valuation methodology is the most appropriate given Pardus’ reorganized capital structure which is expected to result in a full recovery for the holders of the Second Lien Term Loan.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of the Fund’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize.

The following table summarizes the significant unobservable inputs that the Fund used to value its portfolio investments categorized as Level 3 as of February 28, 2017:

Quantitative	Table for Valuation Techniques

				Range		Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
CPLP — valued based on pricing model	$24,367	- Convertible pricing model	- Credit spread	7.3%	8.0%	7.6%
			- Volatility	40.0%	45.0%	42.5%
			- Discount for marketability	10.0%	10.0%	10.0%

Pardus — valued based on yield to worst	35	- Yield to worst of comparable securities	- Yield to worst - Liquidity discount	8.0% 15.0%	12.0% 15.0%	10.0% 15.0%

Total	$24,402

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

4.	Concentration of Risk

The Fund’s investments are concentrated in the Energy Sector. The focus of the Fund’s portfolio within the Energy Sector may present more risks than if the Fund’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the Energy Sector would have a larger impact on the Fund than on an investment company that does not focus on the Energy Sector. The performance of securities in the Energy Sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Fund invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At February 28, 2017, the Fund had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of Energy Companies(1)	100.0%
Equity securities	88.0%
Debt securities	12.0%
Securities of MLPs(1)	39.1%
Largest single issuer	7.7%
Restricted securities	11.7%

(1)	Refer to the “Glossary of Key Terms” for the definitions of Energy Companies and MLPs.

5.	Agreements and Affiliations

A.  Administration Agreement — The Fund has an administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”), that may be amended from time to time. Pursuant to the agreement, Ultimus will provide certain administrative and accounting services for the Fund. The agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B.  Investment Management Agreement — The Fund has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. On March 30, 2017, the Fund renewed its investment management agreement with KAFA for a period of one year. The investment management agreement will expire on March 31, 2018 and may be renewed annually thereafter upon approval of the Fund’s Board of Directors (including a majority of the Fund’s directors who are not “interested persons” of the Fund, as such term is defined in the 1940 Act). For providing these services, KAFA receives an investment management fee from the Fund. For the three months ended February 28, 2017, the Fund paid management fees at an annual rate of 1.25% of average monthly total assets of the Fund.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month. The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to the Fund’s use of preferred stock, commercial paper or notes or other borrowings), minus the sum of the Fund’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any borrowings, commercial paper or notes issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

C.  Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if the Fund and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Fund believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Fund invests. The Fund also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Fund believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Fund holds in certain limited partnerships to be voting securities. If such a determination were made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Fund holds as a voting security, the Fund considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Fund generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Fund has treated those securities as voting securities. If the Fund does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Fund and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Fund does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Fund owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Fund will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Fund or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Fund cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Fund were allowed to engage in such a transaction, that the terms would be more or as favorable to the Fund or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Fund or on the type of investments that it could make.

Plains GP Holdings, L.P. — Robert V. Sinnott is Co-Chairman of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of PAA GP Holdings LLC, which is the general partner of Plains GP Holdings, L.P. (“PAGP”). Members of senior management of

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

KACALP and KAFA and various affiliated funds managed by KACALP own PAGP shares, Plains All American Pipeline, L.P. (“PAA”) units and interests in Plains AAP, L.P. (“PAGP-AAP”). The Fund believes that it is an affiliate of PAGP under the 1940 Act by virtue of (i) the Fund’s and other affiliated Kayne Anderson funds’ ownership interests in PAGP and (ii) Mr. Sinnott’s participation on the board of PAA GP Holdings LLC.

California Resources Corporation — Mr. Sinnott serves as a director of California Resources Corporation (“CRC”). The Fund’s investment in CRC is not a voting security, and as such, the Fund does not believe that it is an affiliate of CRC.

ONEOK, Inc. and ONEOK Partners, L.P. — Kevin S. McCarthy, the Chief Executive Officer of the Fund, serves as a director of ONEOK, Inc. (“OKE”). OKE is the general partner of ONEOK Partners, L.P. (“OKS”). Despite Mr. McCarthy’s participation on the board of OKE, the Fund does not believe that it is an affiliate of OKE or OKS because the Fund’s and other Kayne Anderson funds’ aggregate ownership of each entity does not meet the criteria described above.

The following table summarizes the Fund’s investments in affiliates as of February 28, 2017:

Investment	No. of Shares/Units (in 000’s)	Dividends and Distributions Received During the Three Months Ended February 28, 2017	Value
Plains GP Holdings, L.P.	1,467	$691	$48,213

6.	Taxes

It is the Fund’s intention to continue to be treated as and to qualify as a RIC under Subchapter M of the Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements. See Note 2 — Significant Accounting Policies.

Income and capital gain distributions made by RICs often differ from GAAP basis net investment income (loss) and net realized gains (losses). For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from MLPs and certain other of its investments. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes.

As of February 28, 2017, the principal temporary differences between income for GAAP purposes and taxable income were (a) realized losses that were recognized for GAAP purposes, but disallowed for tax purposes due to wash sale rules; (b) disallowed partnership losses related to the Fund’s MLP investments; and (c) other basis adjustments in the Fund’s MLPs and other investments.

For the fiscal year ended November 30, 2016, the tax character of the total $39,371 distributions paid to common stockholders was $23,346 of dividend income and $16,025 of return of capital. The tax character of the total $4,584 distributions paid to holders of MRP Shares was all dividend income.

For purposes of determining the tax character of the dividends/distributions to investors, the amounts in excess of the Fund’s earnings and profits for federal income tax purposes are treated as a return of capital. Earnings and profits differ from taxable income due principally to adjustments related to the Fund’s investments in MLPs.

Under the Regulated Investment Company Modernization Act of 2010, any net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

The Fund utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

At February 28, 2017, the cost basis of investments for federal income tax purposes was $606,872 and the premiums received on outstanding option contracts written were $155. At February 28, 2017, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$110,975
Gross unrealized depreciation of investments (including options)	(38,438)

Net unrealized appreciation of investments before foreign currency related translations	72,537
Unrealized depreciation on foreign currency related translations	(4)

Net unrealized appreciation of investments	$72,533

7.	Restricted Securities

From time to time, the Fund’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

At February 28, 2017, the Fund held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000’s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments(1)
Senior Notes and Secured Term Loans
Athabasca Oil Corporation	2/9/17	(2)	$ 5,000	$4,775	$4,975	n/a	1.0%	0.7%
California Resources Corporation	(3)	(2)	16,575	11,072	14,234	n/a	2.9	2.1
Chief Oil & Gas LLC	(3)	(4)	9,708	9,386	9,562	n/a	2.0	1.4
Gavilan Resources, LLC	2/24/17	(4)	3,250	3,218	3,250	n/a	0.7	0.5
Great Western Petroleum, LLC	9/15/16	(4)	4,400	4,359	4,664	n/a	1.0	0.7
Jonah Energy LLC	(3)	(4)	7,403	6,953	7,236	n/a	1.5	1.0
Jupiter Resources Inc.	(3)	(4)	12,750	9,744	11,029	n/a	2.3	1.6

Total				$49,507	$54,950		11.4%	8.0%

Level 3 Investments(5)
Equity Investments
Capital Product Partners L.P.
Class B Units	5/21/12	(2)	3,333	$19,767	$24,367	$7.31	5.1%	3.6%
Senior Notes
Pardus Oil & Gas, LLC	5/13/16	(4)	$52	28	35	n/a	—	—

Total				$19,795	$24,402		5.1%	3.6%

Total of all restricted investments				$69,302	$79,352		16.5%	11.6%

(1)	These securities have a fair market value determined by the mean of the bid and ask prices provided by an agent or a syndicate bank, a principal market maker, an independent pricing service or independent broker as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

(2)	Unregistered or restricted security of a publicly-traded company.

(3)	Security was acquired at various dates during the three months ended February 28, 2017 and/or in prior fiscal years.

(4)	Unregistered security of a private company.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

(5)	Securities are valued using inputs reflecting the Fund’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

8.	Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Fund. See Note 2 — Significant Accounting Policies.

Option Contracts — Transactions in option contracts for the three months ended February 28, 2017 were as follows:

	Number of Contracts	Premium
Call Options Written
Options outstanding at November 30, 2016	1,100	$104
Options written	3,435	274
Options subsequently repurchased(1)	(1,435)	(99)
Options exercised	(1,000)	(105)
Options expired	(300)	(19)

Options outstanding at February 28, 2017(2)	1,800	$155

(1)	The price at which the Fund subsequently repurchased the options was $31, which resulted in net realized gains of $68.

(2)	The percentage of total long-term investments subject to call options written was 1.5% at February 28, 2017.

Interest Rate Swap Contracts — The Fund may enter into interest rate swap contracts to partially hedge itself from increasing expense on its leverage resulting from increasing interest rates. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Fund is required to terminate any swap contract early, then the Fund could be required to make a termination payment. As of February 28, 2017, the Fund did not have any interest rate swap contracts outstanding.

The following table sets forth the fair value of the Fund’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of February 28, 2017
Call options written	Call option contracts written	$(75)

The following table sets forth the effect of the Fund’s derivative instruments on the Statement of Operations:

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Three Months Ended February 28, 2017
		Net Realized Gains (Losses) on Derivatives Recognized in Income	Change in Unrealized Gains (Losses) on Derivatives Recognized in Income
Call options written	Options	$87	$202

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

9.	Investment Transactions

For the three months ended February 28, 2017, the Fund purchased and sold securities in the amounts of $61,740 and $52,950 (excluding short-term investments and options).

10.	Credit Facility and Term Loan

At February 28, 2017, the Fund had a $75,000 unsecured revolving credit facility (the “Credit Facility”) with a syndicate of lenders. The Credit Facility has a two-year term maturing on February 28, 2018. The interest rate on outstanding loan balances may vary between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on the Fund’s asset coverage ratios. The Fund pays a fee of 0.30% per annum on any unused amounts of the Credit Facility. For the three months ended February 28, 2017, the Fund did not have any borrowings outstanding under the Credit Facility.

At February 28, 2017, the Fund had a $50,000 unsecured revolving term loan (“Term Loan”). The initial term of the Term Loan extends through June 13, 2017, at which time the Fund has the option to convert any borrowings outstanding at the time into a one-year term loan. The interest rate may vary between LIBOR plus 1.30% and LIBOR plus 1.75%, depending on the Fund’s asset coverage ratios. The Fund pays a commitment fee equal to a rate of 0.25% per annum on any unused amounts of the Term Loan. Amounts borrowed under the Term Loan may be repaid and subsequently reborrowed. For the three months ended February 28, 2017, the average amount outstanding under the Term Loan was $31,500 with a weighted average interest rate of 2.02%. As of February 28, 2017, the Fund had $27,000 outstanding under the Term Loan at an interest rate of 2.07%.

As of February 28, 2017, the Fund was in compliance with all financial and operational covenants required by the Credit Facility and Term Loan. See Financial Highlights for the Fund’s asset coverage ratios under the 1940 Act.

11.	Notes

At February 28, 2017, the Fund had $115,000 aggregate principal amount of Notes outstanding. The table below sets forth the key terms of each series of Notes at February 28, 2017.

Series	Principal Outstanding, February 28, 2017	Unamortized Issuance Costs February 28, 2017	Estimated Fair Value February 28, 2017	Fixed Interest Rate	Maturity Date
I	$5,077	$12	$5,100	2.59%	8/8/18
J	24,538	98	24,700	3.07%	8/8/20
K	42,308	222	43,000	3.72%	8/8/23
L	38,077	218	38,700	3.82%	8/8/25
M	5,000	2	5,100	3.36%	10/7/21

	$115,000	$552	$116,600

Holders of the Notes are entitled to receive cash interest payments semi-annually (on August 13 and February 13) at the fixed rate. As of February 28, 2017, the weighted average interest rate on the outstanding Notes was 3.55%.

As of February 28, 2017, each series of Notes was rated “AAA” by FitchRatings. In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Fund is required to maintain a current rating from one rating agency with respect to each series of Notes.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Notes, the Fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Notes would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Fund. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Fund’s rating agency guidelines in a timely manner.

The Notes are unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares; (2) senior to all of the Fund’s outstanding common shares; (3) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund; and (4) junior to any secured creditors of the Fund.

At February 28, 2017, the Fund was in compliance with all covenants under the agreements of the Notes.

12.	Preferred Stock

At February 28, 2017, the Fund had 2,000,000 shares of MRP Shares outstanding with a total liquidation value of $50,000 ($25.00 per share). The table below sets forth the key terms of each series of MRP Shares outstanding at February 28, 2017.

Series	Liquidation Value, February 28, 2017	Unamortized Issuance Costs February 28, 2017	Estimated Fair Value, February 28, 2017	Rate	Mandatory Redemption Date
B	$30,000	$73	$30,700	5.13%	5/10/18
C	20,000	301	19,500	3.36%	9/7/21

	$50,000	$374	$50,200

Holders of the MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30).

As of February 28, 2017, each series of MRP Shares was rated “A” by FitchRatings. The dividend rate on the Fund’s MRP Shares will increase between 0.5% and 4.0% if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Fund fails to make dividend or certain other payments. The Fund is required to maintain a current rating from one rating agency with respect to each series of MRP Shares.

The MRP Shares rank senior to all of the Fund’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Fund and are also subject to a mandatory redemption if the Fund fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Fund’s rating agency guidelines.

Under the terms of the MRP Shares, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225% or the Fund would fail to maintain its basic maintenance amount as stated in the Fund’s rating agency guidelines.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Fund.

At February 28, 2017, the Fund was in compliance with the asset coverage and basic maintenance requirements of its MRP Shares.

13.    Common Stock

At February 28, 2017, the Fund had 198,000,000 shares of common stock authorized and 36,558,050 shares outstanding. As of February 28, 2017, KACALP owned 98,580 shares of the Fund. During the three months ended February 28, 2017, there were no common stock transactions.

14.	Subsequent Events

On March 30, 2017, the Fund declared its quarterly distribution of $0.25 per common share for the first quarter. The total distribution of $9,140 was paid April 21, 2017. Of this total, pursuant to the Fund’s dividend reinvestment plan, $1,282 was reinvested into the Fund through the issuance of 110,580 shares of common stock.

The Fund has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

GLOSSARY OF KEY TERMS

(UNAUDITED)

This glossary contains definitions of certain key terms, as they are used in our investment objective and policies and as described in this report. These definitions may not correspond to standard sector definitions.

“Energy Assets” means assets that are used in the Energy Sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, or electricity.

“Energy Companies” means companies that own and operate Energy Assets or provide energy-related services. To be considered an Energy Company, such company must derive at least 50% of its revenues from operating Energy Assets or providing services for the operation of such Energy Assets.

“Energy Marine Transportation Companies” means Marine Transportation Companies that are Energy Companies.

“Energy Sector” consists of (a) MLPs, (b) Energy Marine Transportation Companies, (c) Income Trusts and (d) Other Energy Companies.

“Income Trusts” means U.S. royalty trusts and Canadian dividend-paying corporations that formerly operated as royalty trusts or income trusts. These companies own and operate Energy Assets, with the majority of such companies’ assets focused on the upstream portion of the energy industry.

“Marine Transportation Companies” means companies that provide transportation and distribution services through the operation of several types of marine vessels, including (i) crude oil tankers; (ii) refined products tankers; (iii) LNG tankers; (iv) drybulk vessels; (v) other tank vessels, including tank barges and other tankers; and (vi) tugboats. Marine Transportation Companies include (i) Energy Marine Transportation Companies and (ii) companies that operate marine vessels, such as drybulk vessels and containerships, which serve other industries.

“Master Limited Partnerships” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products.

“Midstream Companies” means companies, that own and operate Midstream Assets that are not structured as Master Limited Partnerships and are taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent the majority of their assets.

“MLP Affiliates” means affiliates of Master Limited Partnerships, substantially all of whose assets consist of i-units. MLP Affiliates are not treated as partnerships for federal income tax purposes.

“MLPs” means Energy Companies that are structured as Master Limited Partnerships and their affiliates and includes MLP Affiliates.

“Other Energy Companies” means Energy Companies, excluding MLPs, Energy Marine Transportation Companies and Income Trusts.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Fund may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors and Chief Executive Officer

Anne K. Costin	Director

Steven C. Good	Director

Gerald I. Isenberg	Director

William H. Shea, Jr.	Director

James C. Baker	President

Terry A. Hart	Chief Financial Officer and Treasurer

David J. Shladovsky	Secretary

Michael J. O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 101 California Street, Forty-Eighth Floor San Francisco, CA 94111

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.